SUPPLEMENT TO FIDELITY'S BROADLY DIVERSIFIED
INTERNATIONAL EQUITY FUNDS
DECEMBER 30, 1996
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND ON PAGE
39.
FMR is International Growth & Income, Overseas, and Worldwide's manager pursuant to management contracts dated March 1, 1992, which were approved by shareholders on February 19, 1992. FMR is Diversified International Fund's manager pursuant to a management contract dated October 1, 1992, which was approved by shareholders on September 16, 1992. FMR is International Value Fund's manager pursuant to a management contract dated September 16, 1994, which was approved by FMR, then the sole shareholder of the fund on September 23, 1994.